UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2018

Marathon Patent Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

11601 Wilshire Blvd., Ste. 500

Los Angeles, CA

(Address of principal executive offices) (zip code)

800-804-1690

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Copies to:

Harvey Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the intended mining operations of Marathon Crypto Mining, Inc. (“MCM”), a Nevada corporation and wholly owned subsidiary of Marathon Patent Group, Inc. (the “Company”), the Company assumed a lease contract dated November 11, 2017 (the “Lease Agreement”) by and between 9349-0001 Quebec Inc. (the “Lessor”) and Blocespace Inc., formerly known as Cryptoespace Inc. (the “Lessee”). Pursuant to the Lease Agreement, among other things, the Lessee leases a building of 26,700 square feet (the “Property”) in Quebec, Canada, for an initial term of five (5) years (the “Term”), commencing on December 1, 2017 and terminating on November 30, 2022. The Lessee shall pay a monthly rent of $10,012.50 plus tax, or an annual rent of $120,150.00 plus tax (“Yearly Rent”). At the signing of the Lease Agreement, the Lessee paid the Lessor a deposit equal to the Yearly Rent which amount will be dispersed during the Term as set forth in the Lease Agreement.

On February 12, 2018, the Lessee assigned the Lease Agreement to MCM pursuant to an Assignment and Assumption Agreement (the “Assignment”) by and between the Company and the Lessee’s parent company, Bloctechnologies Canada Inc. Subject to the terms and conditions of the Assignment, MCM agreed to observe all the covenants and conditions of the Lease Agreement, including the payment of all rents due. The Company shall be responsible for all necessary capital expenditures in connection with capital improvements to the Property to set up MCM’s mining operations.

The foregoing descriptions of the Lease Agreement and the Assignment do not purport to be complete and are subject to, and qualified in their entirety by reference to the completed text of the Lease Agreement and the Assignment, filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 15, 2018, the Company issued a press release announcing that it has expanded its cryptocurrency mining operations with the opening of a second facility in Canada, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Lease Agreement, by and between 9349-0001 Quebec Inc. and Cryptoespace Inc., dated November 11, 2017
10.2	Assignment and Assumption Agreement, by and between Blocespace Inc. and Marathon Crypto Mining, Inc., dated February 12, 2018
99.1	Press Release issued by Marathon Patent Group, Inc. on February 15, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON PATENT GROUP, INC.

Dated: February 15, 2018	By:	/s/ Francis Knuettel, II
	Name:	Francis Knuettel, II
	Title:	Chief Financial Officer